Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 7, 2026 (this “Amendment”), is among MASTEC, INC., a Florida corporation (the “Company”), MASTEC NORTH AMERICA, INC., a Florida corporation (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A., in its capacity as the Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto (such Lenders, the “Increasing Lenders”).

RECITALS:

A. The Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of June 26, 2025 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested an increase in the Aggregate (USD) Commitments by an amount equal to $350,000,000 pursuant to, and in accordance with, Section 2.15 of the Credit Agreement (the “Specified Incremental Increase”).

C. Subject to the terms and conditions set forth below, the parties hereto have agreed to amend the Credit Agreement in order to provide the Specified Incremental Increase.

In furtherance of the foregoing, the parties agree as follows:

Section 1. Amendments. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each of the parties hereto agrees that, pursuant to Section 2.15 of the Credit Agreement, (a) the USD Commitment of each Increasing Lender is hereby increased in an amount such that, after giving effect thereto, its Commitments and Applicable Percentages as of the Amendment Effective Date (as defined below) are as set forth in the amended version of Annex II-A to the Credit Agreement attached hereto as Annex 1 (such amended version, the “Amended Annex II-A”) and (b) the Credit Agreement is hereby amended by replacing the existing Annex II-A thereto with the Amended Annex II-A.

In connection with the foregoing, each of the parties hereto further acknowledges and agrees that, on the Amendment Effective Date, any outstanding Committed (USD) Loans shall be reallocated among the Lenders in accordance with their respective Applicable Percentages with respect to the Committed (USD) Facility as set forth in the Amended Annex II-A and the requisite assignments shall be deemed to be made in such amounts among the Lenders (including any Lenders not party hereto) to the extent necessary to make such reallocation, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions, but without the payment of any related assignment fee, and the applicable Lenders shall make full cash settlement with one another, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to such reallocations. Notwithstanding anything to the contrary in the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with any assignments (all of which requirements are hereby waived) necessary to achieve the allocations of Commitments and Applicable Percentages set forth in the Amended Annex II-A and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption.

The amendments to the Credit Agreement and Annex II-A attached thereto are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be effected hereby.

Section 2. Conditions Precedent. The parties hereto agree that this Amendment shall be effective as of the date first set forth above (such date, the “Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following (each in form and substance reasonably satisfactory to the Administrative Agent and each of the Increasing Lenders):

(i) executed counterparts of this Amendment, duly executed by the Borrowers (by a Responsible Officer thereof), the Increasing Lenders and the Administrative Agent;

(ii) favorable opinions of Fried, Frank, Harris, Shriver and Jacobson LLP and such local counsel as the Administrative Agent shall request, in each case addressed to the Administrative Agent and each Lender;

(iii) a certificate of each Borrower signed by a Responsible Officer of such Borrower certifying and attaching (A) current Organizational Documents of such Borrower, (B) evidence that such Borrower is validly existing and in good standing in its jurisdiction of organization and (C) the resolutions adopted by the board of directors or other equivalent governing body of such Borrower approving or consenting to this Amendment and the Specified Incremental Increase provided hereby; and

(iv) a certificate of each Borrower signed by a Responsible Officer of such Borrower certifying as to the satisfaction of the conditions set forth in Section 2(b) and 2(c) below.

(b) Accuracy of Representations and Warranties. All of the representations and warranties of each Borrower contained in Article V of the Credit Agreement and contained in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date, except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be true and correct in all respects as of such earlier date) and (iii) for purposes of this Amendment, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

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(c) No Default. No Default shall exist on the Amendment Effective Date immediately prior to or after giving effect to the Specified Incremental Increase or from the application of the proceeds thereof and, after giving effect to the incurrence of such additional Indebtedness and any transaction to be consummated using the proceeds of such additional Indebtedness and assuming that all commitments in respect of the Specified Incremental Increase are fully drawn at such time, the Company and its Restricted Subsidiaries shall be in compliance, calculated on a Pro Forma Basis pursuant to Section 1.09 of the Credit Agreement, with the covenants set forth in Section 7.09 of the Credit Agreement.

(d) [Reserved.]

(e) Florida Documentary Taxes. The Administrative Agent shall have received satisfactory evidence that all documentary stamp taxes payable (if any) in the State of Florida in connection with the Specified Incremental Increase shall have been paid.

(f) Fees. Any fees required to be paid to the Administrative Agent, any Arranger or any Increasing Lender on or before the Amendment Effective Date shall have been paid.

(g) Expenses. Unless waived by the Administrative Agent, the Company shall have paid all reasonable and out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced in reasonable detail at least 2 Business Days prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent and provided further that the Company shall not be required under this subsection (g) to pay the fees and expenses of (i) more than one principal outside counsel for the Administrative Agent, (ii) more than one outside counsel acting as regulatory counsel for the Administrative Agent or (iii) more than a single local counsel for the Administrative Agent in any relevant jurisdiction as reasonably determined by the Administrative Agent (and which may include a single local counsel acting in multiple jurisdictions)).

Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

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Section 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties of each Borrower contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except that (x) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects as of such earlier date), and (z) for purposes of this Amendment, the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement, as applicable.

(b) Since December 31, 2024, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c) No Default exists on the Amendment Effective Date immediately prior to or after giving effect to the Specified Incremental Increase or from the application of the proceeds thereof and, after giving effect to the incurrence of such additional Indebtedness and any transaction to be consummated using the proceeds of such additional Indebtedness and assuming that all commitments in respect of any proposed Specified Incremental Increase are fully drawn at such time, the Company and its Restricted Subsidiaries are in compliance, calculated on a Pro Forma Basis pursuant to Section 1.09 of the Credit Agreement, with the covenants set forth in Section 7.09 of the Credit Agreement.

(d) This Amendment has been duly authorized by all necessary corporate or other organizational action of such Borrower and duly executed and delivered by it, and constitutes its legal, valid and binding obligation, except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws.

(e) No consents, licenses or approvals are required in connection with (i) the execution, delivery and performance by each Borrower and the validity against each Borrower of this Amendment or (ii) the performance by, or validity against, any Borrower of any Loan Document (after giving effect to this Amendment), in each case except those which have been obtained, taken, given or made.

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Section 4. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each Borrower hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of such Borrower’s payment and performance obligations thereunder) to which such Borrower is a party (other than any Loan Document which has been terminated or has expired pursuant to its terms) and the enforceability of each such Loan Document against such Borrower in accordance with its terms (except as may be limited by equitable principles relating to or limiting creditors’ rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws), in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby.

(b) Fees and Expenses. The Company shall pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent (subject to the limitations set forth in Section 10.04(a) of the Credit Agreement).

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law that would require the application of the laws of another jurisdiction and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f) Entire Agreement. This Amendment, together with the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the L/C Issuer or any Arranger (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

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(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.

By:	/s/ Paul DiMarco
Name:	Paul DiMarco
Title:	Executive Vice President and Chief Financial Officer

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Elizabeth Uribe
Name:	Elizabeth Uribe
Title:	Assistant Vice President

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Julia H. Greenwell
Name:	Julia H. Greenwell
Title:	Senior Vice President

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Gabriel Villar del Saz
Name:	Gabriel Villar del Saz
Title:	Vice President

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

TRUIST BANK,
as a Lender

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Clare King
Name:	Clare King
Title:	Vice President

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Ryan Zimmerman
Name:	Ryan Zimmerman
Title:	Executive Director

MasTec, Inc.

MasTec North America, Inc.

Amendment No. 1 to Amended and Restated Credit Agreement

Signature Page

Annex 1

Amended Annex II-A

See attached.

ANNEX II-A

COMMITMENTS

AND APPLICABLE PERCENTAGES